SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 1999


                                  CD RADIO INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                        0-24710                52-1700207
(State or other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

1180 AVENUE OF THE AMERICAS, 14TH FL., NEW YORK, NY                10036
     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (212) 899-5000
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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), the Company is hereby providing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made in this Current Report on Form 8-K. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "projection" and "outlook") are not historical facts and may be forward-looking. Such statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and investors should not place undue reliance on any such forward-looking statements. Among the significant factors that have a direct bearing on the Company's results of operations are the potential risk of delay in implementing the Company's business plan; increased costs of construction and launch of necessary satellites; the Company's dependence on satellite construction and launch contractors; risk of launch failure; unproven market and unproven applications of existing technology; unavailability of radio cards and miniature satellite dish antennas; and the Company's need for additional financing.

         Management cannot assess the impact of each such factor on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors.

ITEM 5.  OTHER EVENTS.

         Space Systems/Loral, Inc. ("Loral"), which is constructing and arranging the launch of the Company's satellites, has informed the Company that its three satellites have been scheduled for launch in January, March and May 2000 and scheduled to be in orbit and checked out by June 2000. Previously, the Company's three satellites were scheduled for launch in November 1999, December 1999 and January 2000 and scheduled to be in orbit and checked out by March 2000. These delays in the launch schedule result primarily from the availability of Proton launch vehicles.

         Separately, on February 2, 1999, the Company entered into an Amended and Restated Agreement (the "Amended Lucent Agreement") with Lucent Technologies, Inc.
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Pursuant to the Amended Lucent Agreement, Lucent has agreed to use commercially reasonable efforts to deliver commercial quantities of integrated circuits ("chip sets"), which will be used in consumer electronic devices capable of receiving CD Radio's broadcasts, by June 2000. The Company has agreed to pay Lucent the cost of the development work related to the chip sets, currently estimated to be approximately $27,000,000. Previously, the Company had expected Lucent to use commercially reasonable efforts to deliver chip sets by December 1999 and expected to pay the costs of the chip set development work, formerly estimated to be approximately $9,000,000. The design and development of the chip sets has required more engineering resources than originally estimated. The additional amounts paid to Lucent under the Amended Lucent Agreement will be used to pay costs of these additional engineering resources. A copy of the Amended Lucent Agreement is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

         As a result, the Company's commercial broadcasts are scheduled to commence in the fourth quarter of 2000. There can be no assurances that Loral will be able to deliver the satellites or that Lucent will be able to deliver chip sets within the time frames described above. Additionally, the cost to the Company of the development work contemplated by the Amended Lucent Agreement could exceed $27,000,000.

         As a result of the Company's revised schedule, the Company estimates its pre-operational capital requirement will increase approximately $175 million to $1.140 billion. This additional $175 million has two principal components -- approximately $130 million of expenses that the Company previously expected to pay after it commenced commercial operations (consisting of $80 million of payments due to Loral for the Company's fourth satellite and $50 million in additional pre-operational operating expenses due to the delay) and the additional $18 million expected to be paid to Lucent pursuant to the Amended Lucent Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

*99.1 Amended and Restated Integrated Circuits Agreement, dated as of February 1, 1999, between CD Radio Inc. and Lucent Technologies Inc.

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*        Portions of this Exhibit have been omitted pursuant to an Application for Confidential Treatment filed by the Company with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  CD RADIO INC.


                                                  By: /s/ Patrick L. Donnelly
                                                  ---------------------------
                                                  Patrick L. Donnelly
                                                  Executive Vice President,
                                                  General Counsel and
                                                  Secretary

Dated: February 4, 1999

                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


     Exhibit No.                      Description of Exhibit
     -----------                      ----------------------

       *99.1 Amended and Restated Integrated Circuits Agreement, dated as of February 1, 1999, between CD Radio Inc. and Lucent Technologies Inc.

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*        Portions of this Exhibit have been omitted pursuant to an Application for Confidential Treatment filed by the Company with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.